MERRILL LYNCH
U.S. TREASURY
MONEY FUND


[FUND LOGO]
STRATEGIC
         Performance



Annual Report
November 30, 1997


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011                                             #13966 -- 11/97

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Printed on post-consumer recycled paper



Merrill Lynch U.S. Treasury Money Fund               November 30, 1997

DEAR SHAREHOLDER

For the year ended November 30, 1997, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 4.66%*. For the six-month period ended November 30, 1997, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 4.57%*. The Fund's 7-day yield as of November 30, 1997 was 4.48%.

The average portfolio maturity for Merrill Lynch U.S. Treasury Money Fund at November 30, 1997 was 69 days, compared to 70 days as of May 31, 1997.

The Environment
Volatility highlighted stock and bond markets worldwide during the six-month period ended November 30, 1997. The difficulties began in Southeast Asia. Following the currency devaluations in several Southeast Asian countries this summer, the Hong Kong dollar -- the value of which is pegged to the US dollar -- came under speculative attack in foreign currency markets. Monetary authorities in Hong Kong raised interest rates to support the currency, and the Hong Kong stock market declined sharply. This event raised investor concerns worldwide regarding the viability of continued global economic growth.

At first, US stock market investors focused on the challenges that would face US multinational corporations in the wake of the poorer Asian economic prospects. The sell-off then broadened to other stocks as well. Although the decline proved to be short-lived, investor confidence was not definitively restored, and stock market volatility continued. Although the US bond market benefited during periods when investors anticipated slower economic growth, the release of stronger-than-expected economic statistics led to periods of declining bond prices.

During the six-month period ended November 30, 1997, we held a modestly constructive view, consistent with our outlook for an unchanged Federal Reserve Board policy and limited issuance of front-end Treasury securities.

As 1997 draws to a close, investors are likely to continue to focus on the prospects for the US economy. Although the Federal Reserve Board did not tighten monetary policy at its November 12, 1997 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates in the near term.

In Conclusion
We appreciate your interest in Merrill Lynch U.S. Treasury Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/ JOHN NG
John Ng
Vice President and Portfolio Manager

December 30, 1997


* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



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

Merrill Lynch U.S. Treasury Money Fund                                                            November 30, 1997

SCHEDULE OF INVESTMENTS                                                                              (in Thousands)

                                                           Face          Interest           Maturity          Value
Issue                                                     Amount           Rate*             Date           (Note 1a)

US Government Obligations -- 100.2%

US Treasury Bills                                         $2,923          4.90%             1/08/98          $2,906
                                                           3,160          5.00              1/08/98           3,141
                                                             177          5.14              1/08/98             176
                                                           1,357         4.895              1/15/98           1,348
                                                             888          4.92              1/15/98             882
                                                             213          5.04              1/15/98             212
                                                           2,000          5.16              1/22/98           1,984
                                                             600         5.165              1/22/98             595
                                                             225          5.19              1/22/98             223
                                                           6,179         5.205              1/22/98           6,130
                                                           7,000          5.21              1/22/98           6,945
                                                             130          5.01              2/05/98             129
                                                           2,128          5.08              2/05/98           2,106
                                                           1,972          5.13              2/05/98           1,953
                                                             100          5.14              2/05/98              99
                                                             566          5.17              2/05/98             560
                                                           3,521          5.00              2/12/98           3,483
                                                           2,585          5.13              2/12/98           2,557
                                                             869         5.185              2/12/98             860
                                                           2,400          5.22              2/12/98           2,374
                                                           2,000         5.145              2/26/98           1,975
                                                           2,210          5.15              2/26/98           2,182
                                                           3,042          5.16              2/26/98           3,003
                                                             920         5.015              3/05/98             907
                                                             507          5.03              3/05/98             500
                                                           1,382         5.045              3/05/98           1,363
                                                             178          5.32              5/28/98             173
                                                             251          5.34              5/28/98             244
                                                             198         5.415              5/28/98             193
                                                             100         5.205              6/25/98              97
                                                             113          5.22              6/25/98             110
                                                             185         5.225              6/25/98             179
                                                             265         5.355              6/25/98             257
                                                                                                            -------
Total US Government Obligations (Cost -- $49,848)                                                            49,846
                                                                                                            -------
Total Investments (Cost -- $49,848) -- 100.2%                                                                49,846
Liabilities in Excess of Other Assets -- (0.2%)                                                                (104)
                                                                                                            -------
Net Assets -- 100.0%                                                                                        $49,742
                                                                                                            =======

* US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.

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

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of November 30, 1997

Assets:               Investments, at value (identified cost -- $49,847,635*) (Note 1a)                         $49,846,450
                      Cash                                                                                           33,560
                      Prepaid registration fees and other assets (Note 1d)                                           33,732
                                                                                                                -----------
                      Total assets                                                                               49,913,742
                                                                                                                -----------

Liabilities:          Payables:
                      Beneficial interest redeemed                                             $39,869
                      Distributor (Note 2)                                                      11,079
                      Investment adviser (Note 2)                                                5,920               56,868
                                                                                           -----------
                      Accrued expenses and other liabilities                                                        114,401
                                                                                                                -----------
                      Total liabilities                                                                             171,269
                                                                                                                -----------

Net Assets:           Net assets                                                                                $49,742,473
                                                                                                                ===========

Net Assets            Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                          $4,974,366
                      Paid-in capital in excess of par                                                           44,769,292
                      Unrealized depreciation on investments -- net                                                  (1,185)
                                                                                                                -----------
                      Net assets -- Equivalent to $1.00 per share based on 49,743,659 shares
                      of beneficial interest outstanding                                                        $49,742,473
                                                                                                                ===========
                   *  Cost for Federal income tax purposes. As of November 30, 1997, net unrealized depreciation for Federal income tax purposes amounted to $1,185, of which $3,023 related to appreciated securities and $4,208 related to depreciated securities.

                      See Notes to Financial Statements.





Statement of Operations

                                                                                                             For the Year Ended
                                                                                                             November 30, 1997

Investment Income      Interest and amortization of premium and discount earned                                    $2,880,373
(Note 1c):

Expenses:              Investment advisory fees (Note 2)                                     $270,872
                       Distribution fees (Note 2)                                              62,430
                       Trustees' fees and expenses                                             59,203
                       Professional fees                                                       47,855
                       Registration fees (Note 1d)                                             38,373
                       Accounting services (Note 2)                                            35,361
                       Transfer agent fees (Note 2)                                            34,933
                       Printing and shareholder reports                                        26,741
                       Custodian fees                                                           7,860
                       Other                                                                   26,445
                                                                                           ----------
                       Total expenses before reimbursement                                    610,073
                       Reimbursement of expenses (Note 2)                                    (189,611)
                                                                                           ----------
                       Total expenses after reimbursement                                                             420,462
                                                                                                                   ----------
                       Investment income -- net                                                                     2,459,911
                                                                                                                   ----------

Realized & Unreal-     Realized gain on investments -- net                                                             15,612
ized Gain (Loss) on    Change in unrealized appreciation/depreciation on investments -- net                            (3,252)
Investments -- Net                                                                                                 ----------
(Note 1c):             Net Increase in Net Assets Resulting from Operations                                        $2,472,271
                                                                                                                   ==========

                       See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                             For the Year Ended November 30,
                                                                                             -------------------------------
Increase (Decrease) in Net Assets:                                                                1997             1996

Operations:          Investment income -- net                                                  $2,459,911      $2,528,094
                     Realized gain on investments -- net                                           15,612          22,095
                     Change in unrealized appreciation/depreciation on investments -- net          (3,252)         (3,879)
                                                                                              -----------     -----------
                     Net increase in net assets resulting from operations                       2,472,271       2,546,310
                                                                                              -----------     -----------

Dividends &          Investment income -- net                                                  (2,459,911)     (2,528,094)
Distributions to     Realized gain on investments -- net                                          (15,612)        (22,095)
Shareholders                                                                                  -----------     -----------
(Note 1e):           Net decrease in net assets resulting from dividends and distributions
                     to shareholders                                                           (2,475,523)     (2,550,189)
                                                                                              -----------     -----------

Beneficial Interest  Net proceeds from sale of shares                                         156,556,056     154,142,818
Transactions         Net asset value of shares issued to shareholders in reinvestment
(Note 3):            of dividends and distributions (Note 1e)                                   2,465,505       2,543,309
                                                                                              -----------     -----------
                                                                                              159,021,561     156,686,127
                     Cost of shares redeemed                                                 (157,221,246)   (165,055,231)
                                                                                              -----------     -----------
                     Net increase (decrease) in net assets derived from beneficial
                     interest transactions                                                      1,800,315      (8,369,104)
                                                                                              -----------     -----------

Net Assets:          Total increase (decrease) in net assets                                    1,797,063      (8,372,983)
                     Beginning of year                                                         47,945,410      56,318,393
                                                                                              -----------     -----------
                     End of year                                                              $49,742,473     $47,945,410
                                                                                              ===========     ===========
                     See Notes to Financial Statements.





Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                   For the Year Ended November 30,
                                                               -----------------------------------------------
Increase (Decrease) in Net Asset Value:                         1997     1996      1995       1994       1993

Per Share             Net asset value, beginning of year         $1.00     $1.00     $1.00     $1.00     $1.00
Operating                                                      -------   -------   -------   -------   -------
Performance:          Investment income -- net                   .0451     .0447     .0484     .0317     .0262
                      Realized and unrealized gain (loss)
                      on investments -- net                      .0002     .0003     .0009    (.0002)    .0010
                                                               -------   ------    -------   -------   -------
                      Total from investment operations           .0453    .0450      .0493     .0315     .0272
                                                               -------   ------    -------   -------   -------
                      Less dividends and distributions:
                      Investment income -- net                  (.0451)  (.0447)    (.0484)   (.0317)   (.0262)
                      Realized gain on investments -- net       (.0003)  (.0004)    (.0004)   (.0002)   (.0004)
                                                               -------   ------    -------   -------   -------
                      Total dividends and distributions         (.0454)  (.0451)    (.0488)   (.0319)   (.0266)
                                                               -------   ------    -------   -------   -------
                      Net asset value, end of year               $1.00    $1.00      $1.00     $1.00     $1.00
                                                               =======  =======    =======   =======   =======
                      Total investment return                     4.65%    4.70%      4.98%     3.21%     2.69%
                                                               =======  =======    =======   =======   =======

Ratios to Average     Expenses, net of reimbursement               .78%     .77%       .83%      .71%      .53%
Net Assets:                                                    =======  =======    =======   =======   =======
                      Expenses                                    1.13%    1.12%      1.18%     1.06%      .96%
                                                               =======  =======    =======   =======   =======
                      Investment income and realized gain on
                      investments -- net                          4.57%    4.55%      4.89%     3.16%     2.66%
                                                               =======  =======    =======   =======   =======

Supplemental Data:    Net assets, end of year (in thousands)   $49,742  $47,945    $56,318   $57,184   $70,544
                                                               =======  =======    =======   =======   =======

                      See Notes to Financial Statements.



Merrill Lynch U.S. Treasury Money Fund               November 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Treasury securities in which the Fund invests are traded primarily in the over-the-counter markets. Except as set forth below, these securities are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in Treasury securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund.

For the year ended November 30, 1997, MLAM earned fees of $270,872, of which $189,611 was voluntarily waived.

Pursuant to the Distribution Plan (the "Plan") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee at the end of each month at the annual rate of 0.125% of the average daily net assets of the Fund. This fee is to compensate MLFD for the services it provides and the expenses borne by MLFD under the Distribution Agreement. As authorized by the Plan, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund. For the year ended November 30, 1997, MLFD earned $62,430 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent. Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch U.S. Treasury Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S. Treasury Money Fund as of November 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S. Treasury Money Fund as of November 30, l997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 6, 1998


IMPORTANT TAX INFORMATION (unaudited)


None of the ordinary income distributions paid daily by Merrill Lynch U.S. Treasury Money Fund during its fiscal year ended November 30, 1997 qualify for the dividends-received deduction for corporations.
Additionally, there were no long-term capital gains distributed by the Fund during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year.

                                           Percentage
                                           of Federal
For the Quarter Ended                      Obligations*

February 28, 1997                            74.52%
May 31, 1997                                 88.13%
August 31, 1997                              94.02%
November 30, 1997                            99.84%

Of the Fund's ordinary income dividends paid during its fiscal year ended November 30, 1997, 99.45% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

Please retain this information for your records.

* For purposes of this calculation, Federal obligations include US Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.


Officers and Trustees


Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Kevin J. McKenna, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
John Ng, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210